WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED AUGUST 31, 2012

TO THE SUMMARY PROSPECTUS AND THE PROSPECTUS,

EACH DATED MAY 1, 2012, OF

WESTERN ASSET INTERMEDIATE BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012 and August 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012 and August 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective September 1, 2012, the sections of the fund’s Summary Prospectus and the fund’s Prospectus titled “Management – Portfolio managers” are deleted and replaced with the following text:

Portfolio managers: Stephen A. Walsh, Julien A. Scholnick, and Carl L. Eichstaedt. Mr. Walsh has been portfolio manager for the fund since its inception. Mr. Scholnick has been portfolio manager for the fund since 2009. Mr. Eichstaedt has been portfolio manager for the fund since September 2012. These portfolio managers work together with a broader investment management team.

Effective September 1, 2012, the section of the fund’s Prospectus titled “More on fund management – Portfolio managers” is deleted and replaced with the following text:

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Julien A. Scholnick, and Carl L. Eichstaedt. Mr. Walsh has been portfolio manager for the fund since its inception in 1994. Mr. Schnolick has been portfolio manager for the fund since 2009. Mr. Eichstaedt has been portfolio manager for the fund since September 2012. Messrs. Walsh, Scholnick and Eichstaedt have been employed by Western Asset as portfolio managers for at least the past five years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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